Exhibit 10.4

                            STOCK PURCHASE AGREEMENT

                  This Stock Purchase Agreement ("Agreement"), dated as of the 29th day of June, 1998, is entered into by and among Security First Network Bank, a federal savings bank ("SFNB"), Security First Technologies Corporation, a Delaware corporation (the "Corporation") and State Farm Mutual Automobile Insurance Company, an Illinois corporation (the "Purchaser").

                   WHEREAS, SFNB is the parent company of Security First Technologies, Inc. ("S1") and the Corporation;

                  WHEREAS, at a special meeting (the "Special Meeting"), the stockholders of SFNB will vote upon a proposed holding company reorganization of SFNB (the "Reorganization"), pursuant to the Second Amended and Restated Plan of Reorganization, dated as of March 9, 1998, by and among SFNB, the Corporation and New Security First Network Bank ("New Bank"), as amended (the "Plan");

                  WHEREAS, subject to stockholder approval of the Plan and the other terms and conditions of the Plan, the Reorganization will be effected pursuant to the following steps: (1) New Bank will be organized as a wholly owned subsidiary of SFNB, (2) SFNB will contribute its banking business to New Bank, (3) the Corporation will purchase and assume all of SFNB's other assets and liabilities in exchange for the issuance to SFNB of the Corporation's common stock, par value $0.01 per share (the "Common Stock"), (4) SFNB will declare a distribution to its shareholders of the Common Stock of the Corporation that it owns, and (5) SFNB will dissolve voluntarily;

                  WHEREAS, after the Reorganization is consummated, the Corporation will wholly own New Bank and S1, and the holders of each issued and outstanding share of SFNB common stock, no par value per share ("SFNB Common Stock") and SFNB preferred stock, no par value per share ("SFNB Preferred Stock"), will own, respectively, the Corporation's Common Stock and the Corporation's Series A preferred stock, par value $0.01 per share (the "Series A Preferred Stock") to the same extent they owned such securities of SFNB prior to the Reorganization;

                  WHEREAS, the stockholders of SFNB will also consider and vote upon the proposed sale of SFNB's banking business to RBC Holdings (Delaware) Inc. immediately following the Reorganization;

                  WHEREAS, Purchaser desires to subscribe for, and acquire from the Corporation, shares of the Corporation's Series B preferred stock (the "Preferred Shares"), having the specific terms, relative rights and preferences set forth in the Certificate of Designation attached hereto as Exhibit I (the "Series B Preferred Stock"), on the terms and under the conditions specified herein;

                  WHEREAS,   the  Corporation  desires  to  sell  and  issue  to
Purchaser Preferred Shares on the terms and under the conditions specified herein;

                  WHEREAS, the number of Preferred Shares to be sold and issued by the Corporation and subscribed for by the Purchaser shall equal (i) 10,000,000, divided by (ii) the average closing asking price per share of SFNB Common Stock (or the Corporation's Common Stock if SFNB is then dissolved, or a combination of both), as quoted on the Nasdaq Stock Market National Market Tier, for each of the 10 trading days preceding the business day immediately before the Closing Date under this Agreement; and

                  WHEREAS, SFNB, the Corporation and the Purchaser desire that the transactions contemplated hereby be consummated immediately following the Reorganization.

                  NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

SECTION 1.          PURCHASE AND SALE OF THE PREFERRED SHARES.

         1.1      SALE AND ISSUANCE OF THE PREFERRED SHARES.

                  At the Closing (as defined below in section 1.2(a)) and subject to the terms and conditions of this Agreement, Purchaser does hereby subscribe for, and agree to purchase, that number of Preferred Shares equal to
(i) 10,000,000, divided by (ii) the average closing asking price per share of SFNB Common Stock (or the Corporation's Common Stock if SFNB is then dissolved, or a combination of both), as quoted on the Nasdaq Stock Market National Market Tier, for each of the 10 trading days preceding the business day immediately before the Closing Date under



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this  Agreement,  for a total  purchase  price  of  $10,000,000  (the  "Purchase
Price"), and the Corporation agrees to sell and issue to Purchaser at the Closing for the Purchase Price, such Preferred Shares (the "Transaction").

         1.2      CLOSING.

                  1.2(a). The closing (the "Closing") of the Transaction shall take place within three business days after the Reorganization.

                  1.2(b). The Closing shall take place at 10:00 a.m., Washington, D.C. time, at the offices of Hogan & Hartson L.L.P., 555 13th Street, N.W., Washington, D.C. 20004, or at such other time and place as the parties shall mutually agree (the "Closing Date").

SECTION 2.        REGISTRATION RIGHTS.

         2.1      PIGGYBACK REGISTRATION RIGHTS.

                  2.1(a). Except as provided at Section 2.1(b) below, if at any time or times beginning two years after the Closing Date through four years following the Closing Date the Corporation proposes to make a public offering of its Common Stock, which requires registration under applicable rules and regulations of the Securities and Exchange Commission ("SEC") (or any successor regulator thereto as to federal securities laws), other than an offering not suitable for inclusion of shares of selling stockholders for offer to the public, such as shares being offered in connection with an employment benefit plan or in connection with a merger, the Corporation shall give written notice of the proposed registration to Purchaser not less than 14 business days prior to the proposed filing date of the registration form with the SEC, and at the written request of Purchaser delivered to the Corporation within 10 days after the receipt of such notice, the Corporation shall include in such registration and offering, and in any underwriting of such offering, the Converted Common Shares (as defined below) that have been designated for registration in Purchaser's request. The Corporation may withdraw any proposed registration statement or offering of securities under this Section 2 at any time without any liability to Purchaser hereunder. For purposes of this Agreement, the term "Converted Common Shares" shall mean the shares of the Corporation's Common Stock into which the Preferred Shares are convertible pursuant to the terms of the Preferred Shares.

                  2.1(b). If a registration in which Purchaser has the right to participate pursuant to this Section 2 is an underwritten public offering and the managing underwriter advises the Corporation in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering consistent with the pricing expectations of the Corporation, then the Corporation first shall include in such offering the Common Stock proposed to be sold by the Corporation if consistent with the aforementioned opinion of the managing underwriter, and second shall include the Converted Common Shares requested to be included in such registration by Purchaser and any other Common Stock requested to be included by other selling stockholders who hold registration rights pursuant to pre-existing written agreements with the Corporation, if any, pro rata based upon the number of shares of Common Stock requested by Purchaser and each such selling stockholder to be included in such registration, or in such other amounts upon which the Corporation, Purchaser and the other selling stockholders may agree. The two year limitation on registration rights set forth in Section 2.1(a) shall not apply to any shares of Purchaser's Converted Common Shares excluded from registration by virtue of this Section 2.1(b).

         2.2      DEMAND REGISTRATION RIGHTS.

                  2.2(a). At any time two years after the Closing Date, Purchaser may request registration for sale under the Securities Act of 1933, as amended (the "Securities Act") of any Converted Common Shares owned by Purchaser (a "Demand Registration"), provided, however, that (i) the Corporation shall only be obligated to effect one Demand Registration for Purchaser, (ii) the Corporation shall not be obligated to effect a Demand Registration unless Purchaser requests registration for sale of Converted Common Shares that represent at least 50% of the aggregate amount of Converted Common Shares then owned by Purchaser, and (iii) the Corporation shall not be required to conduct an underwritten offering. A Demand Registration shall specify the approximate number of Converted Common Shares requested to be registered and the anticipated per share price range for such offering.

                  2.2(b). A Demand Registration shall be deemed to occur when such registration becomes effective under the Securities Act, except that if, after it becomes effective, such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the SEC (or any successor regulator thereto as to federal securities laws) or any other governmental authority, such registration shall not be deemed to have been effected unless such stop order, injunction or other order shall have been subsequently vacated or removed.

         2.3      REGISTRATION PROCEDURES.



                  2.3(a). The Corporation shall have no obligation to include Converted Common Shares owned by Purchaser in a registration statement pursuant to Section 2.1 or Section 2.2 hereof unless and until Purchaser has furnished the Corporation with all information and statements about or pertaining to Purchaser in such reasonable detail and on such timely basis as is reasonably deemed by the Corporation to be necessary or appropriate for the preparation of the registration statement.

                  2.3(b). Whenever Purchaser has requested that its Converted Common Shares be registered pursuant to Section 2.1 or Section 2.2 hereof, the Corporation shall, subject to its rights under Section 2.1(a) to withdraw the registration statement and the other provisions of Section 2.1 and Section 2.2:

                           (1)      prepare   and   file   with   the   SEC   a
registration statement with respect to such Converted Common Shares and use its reasonable efforts to cause such registration statement to become effective as soon as practicable after the filing thereof (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation shall furnish counsel for Purchaser with copies of all such documents proposed to be filed);

                           (2)      prepare   and   file   with  the  SEC  such
amendments and supplements to such registration statement and prospectus contained therein as may be necessary to keep such registration statement effective for a period of not less than three months or until Purchaser has completed the distribution described in such registration statement, whichever occurs first;

                           (3)      furnish to  Purchaser  the number of copies
of such registration statement, each amendment and supplement thereto, the prospectus contained in such registration statement (including each preliminary prospectus), and such other documents as Purchaser may reasonably request;

                           (4)      use  reasonable   efforts  to  register  or
qualify such shares under the state blue sky or securities or banking laws ("Blue Sky Laws") of such jurisdictions as Purchaser reasonably requests (and to keep such registrations and qualifications effective for a period of three months, or until Purchaser has completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things that may be reasonably necessary or advisable to enable Purchaser to consummate the disposition of such shares in such jurisdictions; provided, however, that the Corporation will not be required to do any of the



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following:  (i) qualify  generally to do business in any  jurisdiction  where it would not be required but for this Section 2.3(b), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction;

                           (5)      promptly notify  Purchaser at any time when
a prospectus relating thereto is required to be delivered under applicable federal securities laws during the period that the Corporation is required to keep the registration statement effective, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and prepare a supplement or amendment to the prospectus so that, as thereafter delivered to the purchasers of such shares, the prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (6)      use  reasonable  efforts  to cause all such
Converted Common Shares to be listed on a securities exchange or the Nasdaq Stock Market, if the Corporation's Common Stock is then listed on a securities exchange or the Nasdaq Stock Market; and

                           (7)      provide a transfer  agent and registrar (if
the Corporation does not already have such an agent) for all such Converted Common Shares not later than the effective date of such registration statement.

         2.4      REGISTRATION EXPENSES.

                  2.4(a). If, pursuant to Section 2.1 or Section 2.2 hereof, Converted Common Shares owned by Purchaser are included in a registration statement, then Purchaser shall pay all transfer taxes, if any, relating to the sale of its Converted Common Shares, the fees and expenses of its own counsel, and its pro rata portion of any underwriting discounts or commissions or the equivalent thereof.

                  2.4(b). Except for the fees and expenses specified in Section 2.4(a) hereof and except as provided below in this Section 2.4(b), the Corporation shall pay all expenses incident to the registration and to the Corporation's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance, with Blue Sky Laws, underwriting discounts, fees, and expenses (other than Purchaser's pro rata portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, messenger and delivery expenses, and fees and expenses of counsel for the Corporation and all independent certified public accountants and other persons retained by the Corporation. With respect to any registration pursuant to Section 2.4 hereof, the Corporation shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expenses and fees for listing the securities to be registered on an exchange or on the Nasdaq Stock Market, if applicable.

         2.5      INDEMNITY AND CONTRIBUTION.

                  2.5(a). In the event that any Converted Common Shares owned by Purchaser are sold by means of a registration statement pursuant to Section 2.1 or Section 2.2 hereof, Purchaser (for the purposes of this paragraph 2.5(a), the "Indemnifying Person") agrees to indemnify and hold harmless the Corporation, each of the Corporation's officers and directors, and each person, if any, who controls or may control the Corporation within the meaning of the Securities Act (for the purposes of this paragraph 2.5(a), the Corporation, its officers and directors, and any such other persons being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon, or incurred by such Indemnified Person, directly or indirectly (collectively, hereinafter referred to in the singular as a "Claim" and in the plural as "Claims"), based upon, arising out of, or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such Claim is based upon, arises out of or results from information furnished to the Corporation by Purchaser in a written document provided by Purchaser for use in connection with the registration statement.

                  2.5(b). The Corporation (for the purposes of this paragraph 2.5(b), the "Indemnifying Person") agrees to indemnify and hold harmless Purchaser, its officers and directors, each person, if any, who controls or may control Purchaser within the meaning of the Securities Act and any underwriters participating in the distribution of Converted Common Shares pursuant to a registration statement (for the purposes of this paragraph 2.5(b), Purchaser, its officers and directors, and any such other persons also being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified

Persons") from and against all Claims based upon, arising out of, or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such Claim is based upon, arises out of or results from information furnished by the Corporation in a written document provided by the Corporation for use in connection with the registration statement.

                  2.5(c).  The  indemnification  set  forth  herein  shall be in addition to any liability the Corporation or Purchaser may otherwise have in connection with any registration of its Common Stock. Within a reasonable time after receiving definitive notice of any Claim in respect of which an Indemnified Person may seek indemnification under this Section 2.5, such Indemnified Person shall submit written notice thereof to Indemnifying Person. The failure of the Indemnified Person so to notify the Indemnifying Person of any such Claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or increased by such omission, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such omission. In addition, the omission of the Indemnified Person so to notify the Indemnifying Person of any such Claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise, or settlement (without admitting liability of the Indemnifying Person) of any such Claim asserted, such defense, compromise, or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at its own expense, which counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall fail to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person shall undertake the defense, compromise, or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. In the event that any Claim shall arise out of a transaction or cover any period or periods wherein the Corporation and Purchaser shall each be liable hereunder for part of the liability or obligation arising therefrom, then the parties shall, each choosing its own counsel and bearing its own expenses, defend such Claim, and no settlement or compromise of such Claim may be made without the joint consent or approval of the

Corporation and Purchaser. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any Claim if such settlement is effected without the consent of such Indemnifying Person (which consent shall not be unreasonably withheld).

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF SFNB.

                  SFNB represents and warrants to Purchaser as follows:

         3.1      ORGANIZATION AND STANDING.

                  SFNB is a Federal savings bank organized and existing under the Home Owners' Loan Act of 1933, as amended ("HOLA"). SFNB has the full corporate power and authority to own and operate its properties and assets, to carry on its business as currently conducted, to execute and deliver this Agreement, and, subject to the conditions specified herein, to carry out and perform its obligations under the terms of this Agreement. SFNB has furnished to Purchaser a true and complete copy of SFNB's federal stock charter, as currently in effect, and a true and complete copy of SFNB's bylaws, as currently in effect, in both cases, certified by its corporate secretary.

         3.2      AUTHORIZATION; BINDING OBLIGATION.

                  SFNB has all requisite corporate power and authority to enter into and to deliver this Agreement. Except as contemplated herein, all corporate action on the part of SFNB and its directors, officers and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by SFNB, and the performance of SFNB's obligations hereunder have been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by SFNB, shall constitute a valid and binding obligation of SFNB enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting the enforcement of creditor's rights.

         3.3      SUBSIDIARIES.

                  As of the date hereof, SFNB's direct subsidiaries are Security First Technologies, Inc. and Security First Investments, Inc., and SFNB does not otherwise directly own any other corporation, association or business entity. Upon consummation of the Reorganization, SFNB will be dissolved voluntarily.

         3.4      CAPITALIZATION.

                  3.4(a). The authorized capital stock of SFNB consists of 25,000,000 shares of SFNB Common Stock, of which 10,843,715 are issued and outstanding as of June 26, 1998, and 2,500,000 shares of preferred stock, no par value per share ("SFNB Preferred Stock"), of which 1,637,832 shares have been designated as Class A and 1,174,110 shares are issued and outstanding as of March 31, 1998.

                  3.4(b). As of March 31, 1998, there are options (the "SFNB Options") outstanding to purchase 4,605,907 shares of SFNB Common Stock, and except for the SFNB Options and the SFNB Preferred Stock, there are no outstanding securities convertible into or exchangeable for SFNB Common Stock and there are no outstanding options, rights (preemptive or otherwise), or warrants to purchase or to subscribe for any shares of such stock or other securities of SFNB.

         3.5      NON-CONTRAVENTION.

                  The execution, delivery and performance of, and compliance with, this Agreement will not (a) violate any provision of the federal stock charter or bylaws of SFNB; (b) conflict with or result in a breach of, or default under, or result in the creation of any lien, claim, charge or other encumbrance upon any of the assets or properties of SFNB pursuant to the provisions of any agreement, mortgage, indenture or other document or instrument to which SFNB is a party or by which SFNB or any of its properties or assets is bound, or (c) violate any existing statutes, laws, ordinances, regulations, orders and other rules of law applicable to SFNB or any of its properties or assets, or applicable to SFNB's power or authority to perform its obligations under this Agreement.

         3.6      FINANCIAL STATEMENTS.

                  SFNB has previously delivered or made available to Purchaser accurate and complete copies of its audited consolidated financial statements as of and for the years ended December 31, 1996 and 1997, and the unaudited consolidated financial statements as of and for the three months ended March 31, 1997 and 1998 (together, all such financial statements are referred to as the "SFNB Financial Statements"). The consolidated statements of financial condition of SFNB referred to herein (including the related notes, where applicable) fairly present (subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount), the results of the consolidated operations and consolidated financial condition of SFNB for the respective fiscal periods or as of the respective dates therein set forth; each of such statements (including the related notes, where applicable) comply with applicable accounting requirements and with the published rules and regulations of the Office of Thrift Supervision (the "OTS") with respect thereto and each of such statements (including the related notes, where applicable) has been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except in each case as indicated in such statements or in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q. SFNB's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 and all reports filed under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") since December 31, 1997 comply in all material respects with the appropriate requirements for such reports under the Exchange Act, and SFNB has previously delivered or made available to Purchaser true, correct and complete copies of such reports. Since January 1, 1998, SFNB has filled all reports required to be filed by it under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. The books and records of SFNB have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements.

         3.7      ASSETS.

                  SFNB (for purposes of this section, including its subsidiaries) has good, valid and marketable title to all properties and assets owned by it, including, without limitation, all properties and assets included in the SFNB Financial Statements and all properties and assets purchased by SFNB since December 31, 1997 (except for leased or licensed assets and for properties or assets reflected in such SFNB Financial Statements which have been sold or otherwise disposed of in the ordinary course of business), free and clear of all encumbrances. All personal property of SFNB is in good operating condition and repair and is suitable and adequate for the uses for which it is intended or is being used.

         3.8      REORGANIZATION.

                  SFNB has approved the Reorganization, subject to the terms and conditions specified in the Plan.

         3.9      GOVERNMENTAL CONSENT.

                  No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of SFNB is required in connection with the valid execution and delivery of this Agreement.

         3.10     LITIGATION; DISPUTES.


                  There are no actions, suits, claims, arbitrations, proceedings or investigations pending, or to the knowledge of SFNB, threatened against, affecting or involving SFNB in connection with the transactions contemplated by this Agreement, at law or in equity, or before or by any court, arbitrator or governmental authority, domestic or foreign.

         3.11     ABSENCE OF CERTAIN CHANGES OR EVENTS.

                  Except as disclosed in its reports filed under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, since December 31, 1997 neither SFNB nor any of its subsidiaries has incurred any material liability, except as contemplated hereby or in the ordinary course of their business consistent with their past practices. Since December 31, 1997 SFNB and its subsidiaries have carried on their respective businesses in the ordinary and usual course consistent with their past practices.

         3.12     COMPLIANCE WITH APPLICABLE LAWS.

                  Each of SFNB and it subsidiaries have complied in all material respects with all laws applicable to it or to the operation of its business. Neither SFNB nor any subsidiary thereof has received any notice of any material alleged or threatened claim, violation, or liability under any such laws that has not heretofore been cured and for which there is no remaining liability.

         3.13     NO MISREPRESENTATION.

                  None of the representations and warranties of SFNB set forth in this Section 3 contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.

                  The Corporation represents and warrants to Purchaser as follows:

         4.1      ORGANIZATION AND STANDING.

                  The Corporation is a Delaware corporation in good standing in the State of Delaware, and has the full corporate power and authority to own and operate its properties and assets, to carry on its business as currently conducted, to execute and deliver this Agreement, to sell and issue the Preferred Shares hereunder, and, subject to the conditions specified herein, to carry out and perform its obligations under the terms of this Agreement. The Corporation has furnished to Purchaser a true and complete copy of the Corporation's certificate of incorporation, as currently in effect, and a true and complete copy of the Corporation's bylaws, as currently in effect, in both cases, certified by its corporate secretary.

         4.2      AUTHORIZATION; BINDING OBLIGATION.

                  The Corporation has all requisite corporate power and authority to enter into and to deliver this Agreement. Except as contemplated herein, all corporate action on the part of the Corporation and its directors, officers and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Corporation, the authorization, sale, issuance and delivery of the Preferred Shares, and the performance of the Corporation's obligations hereunder have been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by the Corporation, shall constitute a valid and binding obligation of the Corporation enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting the enforcement of creditor's rights.

         4.3      CAPITALIZATION.

                  The authorized capital stock of the Corporation consists of 40,000,000 shares of Common Stock, of which 1,000 are issued and outstanding as of the date hereof, and 5,000,000 shares of preferred stock, of which none of the 1,637,832 shares designated Series A Preferred Stock are issued and outstanding as of the date hereof.

         4.4      VALIDITY OF SHARES; ISSUANCE.

                  The Preferred Shares, when issued in compliance with the provisions of this Agreement, and the Common Stock, if and when issued to Purchaser upon conversion of the Preferred Shares into Common Stock, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, and will be issued in compliance with all applicable federal banking laws.

         4.5      REORGANIZATION.

                  The Board of Directors of the Corporation approved the Reorganization, subject to the terms and conditions specified in the Plan.

         4.6      NO MISREPRESENTATION.

                  None of the representations and warranties of the Corporation set forth in this Section 4 contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

         4.7      NON-CONTRAVENTION.

                  The execution, delivery and performance of, and compliance with, this Agreement will not (a) violate any provision of the articles of incorporation or bylaws of the Corporation; (b) conflict with or result in a breach of, or default under, or result in the creation of any lien, claim, charge or other encumbrance upon any of the assets or properties of the Corporation pursuant to the provisions of any agreement, mortgage, indenture or other document or instrument to which the Corporation is a party or by which the Corporation or any of its properties or assets is bound, or (c) violate any existing statutes, laws, ordinances, regulations, orders and other rules of law applicable to the Corporation or any of its properties or assets, or applicable to the Corporation's power or authority to perform its obligations under this Agreement.

SECTION 5.        REPRESENTATIONS AND WARRANTIES OF PURCHASER.

                  Purchaser represents and warrants to SFNB and the Corporation as follows:

         5.1      ORGANIZATION AND STANDING.

                  Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois. Purchaser has the full corporate power and authority to own and operate its properties and assets, to carry on its business as currently conducted, to execute and deliver this Agreement and, subject to the conditions specified herein, to carry out and perform its obligations under the terms of this Agreement.

         5.2      AUTHORIZATION.

                  Purchaser has all requisite corporate power and authority to enter into and to deliver this Agreement. All corporate action on the part of Purchaser and its directors and members necessary for the authorization, execution, delivery and performance of this Agreement by Purchaser and the performance of Purchaser's obligations hereunder have been taken. This Agreement, when executed and delivered by Purchaser, shall constitute a valid and binding obligation of Purchaser enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting the enforcement of creditor's rights.

         5.3      NON-CONTRAVENTION.

                  The execution, delivery and performance of, and compliance with, this Agreement will not (a) violate any provision of the articles of incorporation or bylaws of Purchaser; (b) conflict with or result in a breach of, or default under, or result in the creation of any lien, claim, charge or other encumbrance upon any of the assets or properties of Purchaser pursuant to the provisions of any agreement, mortgage, indenture or other document or instrument to which Purchaser is a party or by which Purchaser or any of its properties or assets is bound, or (c) violate any existing statutes, laws, ordinances, regulations, orders and other rules of law applicable to Purchaser or any of its properties or assets, or applicable to Purchaser's power or authority to perform its obligations under this Agreement.

         5.4      GOVERNMENTAL CONSENT.

                  No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of Purchaser is required in connection with the valid execution and delivery of this Agreement.

         5.5      ADEQUATE RESOURCES.

                  Purchaser has sufficient cash and other resources to perform its obligations hereunder.

         5.6      INVESTMENT REPRESENTATIONS.

                  5.6(a). Purchaser has had an opportunity to discuss the Corporation's business, management and financial affairs with the

Corporation's management. Purchaser is capable of evaluating the merits and risks of its investment in the Corporation and has the capacity to protect its own interests.

                  5.6(b). Purchaser is acquiring the Preferred Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution. Purchaser understands that the Preferred Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions thereof which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                  5.6(c). Purchaser acknowledges that the Preferred Shares must be held indefinitely unless they are subsequently registered under applicable rules and regulations of the SEC or an exemption from registration is available.

                  5.6(d). Purchaser understands that no public market now exists for the Preferred Shares and that a public market may never exist for the Preferred Shares.

         5.7      LITIGATION; DISPUTES.

                  There are no actions, suits, claims, arbitrations, proceedings or investigations pending, or to the knowledge of Purchaser, threatened against, affecting or involving Purchaser in connection with the transactions contemplated by this Agreement, at law or in equity, or before or by any court, arbitrator or governmental authority, domestic or foreign.

         5.8      NO MISREPRESENTATION.

                  None of the representations and warranties of Purchaser set forth in this Section 5 contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

SECTION 6.        COVENANTS.

         6.1      REGULATORY APPLICATIONS; THIRD PARTY CONSENTS.

                  If applicable, upon the execution and delivery of this Agreement, Purchaser shall cause to be prepared and filed, as soon as is reasonably practical, all required applications and notices and any other filings with governmental authorities which are necessary or contemplated for consummation of the purchase of the Preferred Shares contemplated hereby. Such applications and filings shall be in such forms as may be prescribed by the respective governmental authorities and shall contain such information as they may require.


         6.2      DESIGNATION  OF  PREFERRED   STOCK  AND  MATTERS  AS  TO  THE
CORPORATION.

                  The Corporation agrees to take all such action required of the Corporation to consummate the transactions contemplated hereby.

         6.3      REORGANIZATION.

                  6.3(a).  Necessary Actions.

                           (1)      Subject to the terms and  conditions of the
Plan, SFNB will take such actions necessary to consummate the Reorganization, including causing the Corporation to take such actions necessary for the Corporation to consummate the Reorganization and obtaining required third party consents; and

                           (2)      SFNB will also  cause  the  Corporation  to
file the Certificate of Designation in the form attached hereto as Exhibit I, and, as the sole stockholder of the Corporation, will cause the Corporation to take other actions necessary to cause the Corporation to consummate the transactions contemplated hereby.

                  6.3(b).  Necessary Actions.

                           (1)      Subject to the terms and  conditions of the
Plan, the Corporation will take such actions necessary to consummate the Reorganization, including obtaining required third party consents; and

                           (2)      The  Corporation  will file the Certificate
of Designation with the Secretary of State of the State of Delaware in the form attached hereto as Exhibit I.

         6.4      OTHER APPROVALS.

                  The parties shall cooperate and use their best efforts to obtain all written consents and approvals of other persons in connection with the purchase of the Preferred Shares contemplated hereby.

SECTION 7.        CONDITIONS TO CLOSING.

         7.1      CONDITIONS TO OBLIGATIONS OF ALL PARTIES.

                  The obligations of each party to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of each of the following conditions precedent:

                  7.1(a). Termination. This Agreement shall not have been terminated in accordance with its terms.

                  7.1(b). Regulatory Approvals. All regulatory approvals sought shall have been obtained and all notice periods shall have expired; no regulatory approval shall contain any condition that would require any material modification or nonperformance of the terms of this Agreement; all regulatory approvals shall remain in full force and effect and all conditions and requirements set forth in any regulatory approvals that are required to be satisfied on or before the Closing Date, including the expiration of any waiting periods, shall have been satisfied or properly waived.

                  7.1(c). No Governmental Action. No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Agreement or to affect adversely the financial condition and business prospects of the Corporation.

                  7.1(d).  Reorganization.     The    consummation    of    the
Reorganization, including the receipt by SFNB and the Corporation of third party consents necessary to consummate the Reorganization.

                  7.1(e). Third Party Consents. Receipt by the parties hereto of all third party consents required by this Agreement.

         7.2      CONDITIONS TO THE OBLIGATIONS OF PURCHASER.

                  The obligations of Purchaser to purchase the Preferred Shares contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of each of the following conditions precedent, any one or more of which may be waived by Purchaser, in its sole and absolute discretion:

                  7.2(a). Representations and Warranties. The representations and warranties of SFNB and the Corporation contained in this Agreement shall be true, correct and complete in all material respects when made and shall be true and correct on the date of the Reorganization, in the case of SFNB, and the Closing Date, in the case of the Corporation, with the same force and effect as if made on the date of the Reorganization and Closing Date, as the case, may be, except insofar as such Representations and Warranties are rendered inapplicable as a result of the Reorganization.

                  7.2(b). Compliance. SFNB and the Corporation shall have in all material respects performed all obligations and agreements and complied with all covenants contained in this Agreement to be performed and complied with by SFNB and the Corporation on or prior to the Closing Date.

         7.3      CONDITIONS TO OBLIGATIONS OF SFNB.

                  The obligations of SFNB to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of each of the following conditions precedent, any one or more of which may be waived by SFNB, in its sole and absolute discretion:

                  7.3(a). Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true, correct and complete in all material respects when made and shall be true and correct as of the Closing Date with the same force and effect as if made on the Closing Date.

                  7.3(b). Compliance. Purchaser shall have in all material respects performed all obligations and agreements and complied with all covenants contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

         7.4      CONDITIONS TO OBLIGATIONS OF THE CORPORATION.

                  The obligations of the Corporation to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of each of the following conditions precedent, any one or more of which may be waived by the Corporation, in its sole and absolute discretion:

                  7.4(a). Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true, correct and complete in all material respects when made and shall be true and correct as of the Closing Date with the same force and effect as if made on the Closing Date. 7.4(b). Compliance. Purchaser shall have in all material respects performed all obligations and agreements and complied with all covenants contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

SECTION 8.        CLOSING.

         8.1      DELIVERIES BY THE SFNB.

                  At the Closing, SFNB shall deliver to Purchaser the following:

                           (1)      A copy of the  resolutions  of the Board of
Directors of SFNB certified by the Secretary of SFNB, as being true, correct and complete and then in full force and effect, authorizing the execution, delivery and performance of this Agreement by SFNB, and the performance of SFNB's obligations hereunder.

                           (2)      A   certificate   of  SFNB  signed  by  the
President of SFNB certifying that the representations and warranties of SFNB made herein are true, complete and correct in all material respects as of the date of this Agreement and are true and correct as of the Closing Date, and SFNB has in all material respects performed all obligations and agreements and complied with all covenants required to be performed or complied with by SFNB on or prior to the Closing.

                           (3)      Such  other  certificates,  instruments  or
documents as Purchaser may reasonably request in order to effect and document the transactions contemplated hereby.

         8.2      DELIVERIES BY THE CORPORATION.

                  At the Closing, the Corporation shall deliver to Purchaser the following:

                           (1)      Certificates   registered  in   Purchaser's
name, representing all of the Preferred Shares.

                           (2)      A copy of the  resolutions  of the Board of
Directors of the Corporation certified by the Secretary of the Corporation, as being true, correct and complete and then in full force and effect, authorizing the execution, delivery and performance of this Agreement by the Corporation, the authorization, sale, issuance and delivery of the

Preferred  Shares,   and  the  performance  of  the  Corporation's   obligations
hereunder.

                           (3)      A certificate of the Corporation  signed by
the President of the Corporation certifying that the representations and warranties of the Corporation made herein are true, complete and correct in all material respects as of the date of this Agreement and are true and correct as of the Closing Date, and the Corporation has in all material respects performed all obligations and agreements and complied with all covenants required to be performed or complied with by the Corporation on or prior to the Closing.

                           (4)      Such  other  certificates,  instruments  or
documents as Purchaser may reasonably request in order to effect and document the transactions contemplated hereby.

         8.3      DELIVERIES BY PURCHASER.

                  At the Closing, Purchaser shall deliver to the Corporation the following:

                           (1)      The  Purchase  Price,  in  cash  or by wire
transfer or certified or bank cashier's check, payable to the order of the Corporation.

                           (2)      A  certificate  of Purchaser  signed by the
President of Purchaser, or such other officer satisfactory to the Corporation, certifying that the representations and warranties of Purchaser made herein are true, complete and correct in all material respects as of the date of this Agreement and are true and correct as of the Closing Date, and Purchaser has in all material respects performed all obligations and agreements and complied with all covenants required to be performed or complied with by Purchaser on or prior to the Closing.

                           (3)      Such  other  certificates,  instruments  or
documents as the Corporation and/or SFNB may reasonably request in order to effect and document the transaction contemplated hereby.

SECTION 9.        LEGEND.

         9.1      ENDORSEMENT.

                  Each certificate representing the Preferred Shares or the Converted Common Shares, as the case may be, shall be endorsed with the following legend (in addition to any legend required by applicable state securities laws):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER FEDERAL OR STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL SECURITIES LAWS COVERING SUCH SECURITIES OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

         9.2      REMOVAL OF LEGEND.

                  The legend endorsed on a stock certificate pursuant to Section
9.1 of this Agreement shall be removed and the Corporation shall issue a certificate without such legend to the holder of such Preferred Shares or Converted Common Shares, as the case may be, if such Preferred Shares or Converted Common Shares, are registered under applicable federal securities laws and a prospectus meeting the requirements of the rules and regulations of the SEC is available or if such holder provides to the Corporation an opinion of counsel for such holder of the Preferred Shares or Converted Common Shares reasonably satisfactory to the Corporation, to the effect that a public sale, transfer or assignment of such Preferred Shares or Converted Common Shares may be made without registration and without compliance with any restrictions.

SECTION 10.       TERMINATION.

         10.1     MUTUAL CONSENT.

                  The parties may terminate this Agreement at any time by mutual written agreement.

         10.2     OTHER TERMINATION.

                  SFNB, the Corporation or the Purchaser may terminate this Agreement by giving notice (a "Termination Notice") to the other parties at the time designated in this Section or, in the absence of such designation, at any time up to and including the Closing Date, if any one or more of the following shall have occurred and be continuing:

         10.2(a).           Termination  By Any Party.  Any party may terminate
this Agreement under any one or more of the following circumstances:

                           (1)      at any time after December 31, 1998, if the
Closing shall not have occurred for any reason other than a default or non-performance of its obligations hereunder by the party giving such notice;

                           (2)      any application for regulatory  approval or
notice with any regulatory agency or authority (in each case, in connection with this Agreement) is denied or withdrawn;

                           (3)      a court or other governmental  authority of
competent jurisdiction shall have issued an order, writ, injunction or decree or shall have taken any other action permanently restraining or otherwise prohibiting the purchase of Preferred Shares contemplated hereby and such order, writ, injunction, decree or other action shall have become final and nonappealable;

                           (4)      the  Reorganization  is not approved by the
stockholders of SFNB at the Special Meeting.

                  10.2(b). Termination By Purchaser. Purchaser may terminate this Agreement on the Closing Date, if any condition precedent set forth in Sections 7.1 or 7.2 shall not have been satisfied.

                  10.2(c).   Termination  By  SFNB.   SFNB  may  terminate  this
Agreement on the Closing Date, if any condition  precedent set forth in Sections
7.1 or 7.3 shall not have been satisfied.

                  10.2(d). Termination By the Corporation. The Corporation may terminate this Agreement on the Closing Date, if any condition precedent set forth in Sections 7.1 or 7.4 shall not have been satisfied.

         10.3     EFFECT OF TERMINATION.

                  Termination of this Agreement pursuant to this Section shall not relieve any party of any liability for a default or other breach, default or nonperformance under this Agreement. Notwithstanding the foregoing, no party hereto shall be liable for consequential or punitive damages in connection with such termination.

SECTION 11.       MISCELLANEOUS.

         11.1     ADDITIONAL ACTIONS AND DOCUMENTS.

                  Each of the parties hereto agrees that it will, at any time, prior to, at or after the Closing, take or cause to be taken such further actions, and execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including export license applications) as may be necessary or reasonably requested in connection with the consummation of the purchase and sale contemplated by this Agreement or in order to fully effectuate the purposes, terms and conditions of this Agreement.

         11.2     EXPENSES.

                  Each party hereto shall pay its own expenses incurred in connection with this Agreement and in the preparation for and consummation of the transactions contemplated hereby.

         11.3     NOTICES.

                  All notices, demands, requests, or other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by first-class registered or certified mail, return receipt requested, postage prepaid, or delivered by overnight air courier, addressed as follows:

                  (i) if to SFNB or the Corporation:

                   Security  First  Network   Bank/Security  First  Technologies
                   Corporation 3390 Peachtree Road, NE, Suite 1700

                  Atlanta, Georgia  30326
                  Attn.:  President

                  with a copy (which shall not constitute notice) to:

                  Hogan & Hartson L.L.P.
                  555 Thirteenth Street, N.W.
                  Washington, D.C.  20004
                  Attn.:  Stuart G. Stein, Esq.

                  (iii)    if to Purchaser:

                  State Farm Mutual Automobile Insurance Company
                  One State Farm Plaza

                  Corporate Law -- E7
                  Bloomington, Illinois  61710
                  Attn.:  J. Scott Shaffer, Esq.

or such other address as the addressee may indicate by written notice to the other parties. Each notice, demand, request, or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         11.4.    WAIVER.

                  No waiver by any party of any failure or refusal of any other party to comply with its obligations under this Agreement shall be deemed a waiver of any other or subsequent failure or refusal to so comply by such other party. No waiver shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth.

         11.5     BINDING EFFECT.

                  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         11.6     ENTIRE AGREEMENT; AMENDMENT.

                  This Agreement, including the other instruments and documents referred to herein or delivered pursuant hereto, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification or discharge is sought.

         11.7     SEVERABILITY.

                  If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said Agreement.

         11.8     HEADINGS.

                  The headings of the sections and subsections contained in this Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

         11.9     GOVERNING LAW.

                  This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under and in accordance with the laws of the State of Georgia, excluding the choice of law rules thereof.

         11.10    SIGNATURE IN COUNTERPARTS.

                  This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

         11.11    NO THIRD PARTY BENEFICIARIES.

                  Except as expressly provided herein, this Agreement is made and entered into for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon, right to claim any right or benefit from the terms contained herein or be deemed a third party beneficiary hereunder.

         11.12    ASSIGNABILITY.

                  All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective transferees, successors and assigns; provided, however, that neither this Agreement nor any rights, privileges, duties and obligations of the parties hereto may be assigned or delegated by any party hereto without the prior written consent of all the parties to this Agreement and any such purported or attempted assignment shall be null and void ab initio and of no force or effect provided, further that Purchaser may assign this Agreement, including rights, privileges, duties and obligations hereunder to any affiliate of Purchaser which is wholly or substantially owned directly or indirectly by Purchaser so long as such assignment does not in any way materially delay or otherwise materially adversely impact the ability of the parties hereto to effect the transactions contemplated hereby.


         11.13    PARTIES NOT PARTNERS.

                  Nothing contained in this Agreement shall constitute any party as a partner with, agent for or principal of any one or more of the other parties or their successors and assigns

                  [SIGNATURE PAGE FOLLOWS].

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                      SECURITY FIRST NETWORK BANK

                                      By:   /s/ Robert F. Stockwell
                                            Name: Robert F. Stockwell
                                            Title:    Treasurer

                     SECURITY FIRST TECHNOLOGIES CORPORATION

                                      By:   /s/ Robert F. Stockwell
                                            Name: Robert F. Stockwell
                                            Title:    Treasurer

                     STATE FARM MUTUAL AUTOMOBILE INSURANCE

                                      COMPANY

                                      By:   /s/ Darrell Kehl
                                            Darrell Kehl
                                            Title: Systems Vice President

                                    And

                                      By:  /s/ Richard Shellito
                                           Richard Shellito
                                           Title: Vice President - Systems

                                                                       Exhibit I

                                     FORM OF

                           CERTIFICATE OF DESIGNATION

                                       OF

                     SECURITY FIRST TECHNOLOGIES CORPORATION

                  The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted on ___________, 1998, by the Board of Directors (the "Board") of SECURITY FIRST TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation") acting pursuant to the authority granted to the Board in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware:

                  RESOLVED, that pursuant to authority expressly granted to, and vested in, the Board by the provisions of the certificate of incorporation of the Corporation (the "Certificate of Incorporation"), there is hereby created a Series B Preferred Stock, as set forth below in this Certificate of Designation.

                  SERIES B REDEEMABLE, CONVERTIBLE PREFERRED STOCK

                  The Corporation is hereby authorized to issue up to _______ shares of preferred stock, authorized pursuant to Section 4.3 of the Corporation's Certificate of Incorporation, as a series of preferred stock, which series shall be designated "Series B Redeemable, Convertible Preferred Stock" (hereinafter referred to as the "Series B Preferred Stock") and shall have the following rights and preferences:

                  1.       Dividends

                  The holders of record of shares (the "Holders") of the Series B Preferred Stock shall not have any preference with respect to dividends over the holders of the Common Stock, but shall participate fully and equally, on a share for share basis, with the Common Stock, with respect to the payment of any and all dividends or other distributions, whenever declared and whether paid or payable in cash, the capital stock of the Corporation, the capital stock of any other entity, or any other property.

                  2.       Voting

                  Except as otherwise provided by law and except as hereinafter provided, the Holders of the Series B Preferred Stock shall have no voting rights and shall not be entitled to notice of meetings of shareholders, and the exclusive voting power of the Corporation shall be vested in the holders of the Common Stock. Notwithstanding the foregoing, the Holders of the Series B Preferred Stock shall be entitled to the following specific limited voting rights:

                             (a)    The Holders of the Series B Preferred Stock
shall be entitled to vote, as a separate class, with respect to (i) any amendment or repeal of any of the provisions of the Certificate of Incorporation or this Certificate of Designation, which would change the specific terms of the Series B Preferred Stock, as set forth in this Certificate of Designation (or in any supplementary sections hereto) so as to have an adverse effect on the rights of the Series B Preferred Stock, including any amendment which would create or enlarge any class or series ranking prior to the Series B Preferred Stock in rights and preferences (provided, however, that an amendment which increases the number of authorized shares of any class or series of capital stock, or substitutes the surviving entity in a merger or consolidation for the Corporation, shall not be considered to be such an adverse effect), and (ii) the approval of a merger or consolidation of the Corporation with another corporation or the sale, lease, or conveyance (other than by mortgage or pledge) of the properties or business of the Corporation in exchange for securities of a corporation other than the Corporation if the Series B Preferred Stock is to be exchanged for securities of such other corporation and if the terms of such securities are less favorable in any respect to the holders thereof than the specific terms of the Series B Preferred Stock as set forth in this Certificate of Designation (or any supplementary section hereto). No such amendment, repeal, merger, consolidation, sale, lease, or conveyance shall be approved or adopted without the affirmative vote, at a meeting duly called for that purpose and upon notice duly given to the Holders of the Series B Preferred Stock, or the written consent with or without a meeting, of the Holders of at least two-thirds of the shares of the Series B Preferred Stock then outstanding, together with any other vote or consent of the holders of other classes of the capital stock of the Corporation as may be required; and

                             (b)    The Holders of the Series B Preferred Stock
shall be entitled to vote, along with the holders of the shares of Common Stock, on the basis as if the Series B Preferred Stock had been converted to shares of Common Stock pursuant to Section 4 hereof, on (i) any merger, acquisition, consolidation or other business combination involving the Corporation and another business entity, (ii) the sale, lease or conveyance (other than by mortgage or pledge) of all or substantially all of the assets or properties of the Corporation and (iii) any voluntary dissolution or liquidation of the Corporation; it being understood, however, that the Holders of Series B Preferred Stock shall be entitled to vote under the circumstances described in (i) and (ii) above only if the holders of Common Stock are so entitled.


                  3.       Redemption.

                           (a)      At any time  before the second  anniversary
of the Closing Date (as defined in the Stock Purchase Agreement, by and among Security First Network Bank ("SFNB"), Security First Technologies Corporation and State Farm Mutual Life Insurance Company, dated as of June 29, 1998)(the "Agreement), the Corporation shall have the option to redeem this Series B Preferred Stock by (a) providing the Holder with written notice of its intention to redeem this Series B Preferred Stock, which notice shall state the redemption date (the "Redemption Date") and which shall be delivered to the Holder 10 business days prior to the Redemption Date, and (b) delivering to the Holder on the Redemption Date by wire transfer of immediately available U.S. funds the amount of cash (the "Redemption Price") equal to (i) the product of (x) $10,000,000, multiplied by (y) the Two-Year Interest Rate (defined below), multiplied by (z) the Annualization Factor (defined below), plus (ii) $10,000,000. For purposes of this section 3(a), the term "Two-Year Interest Rate" means the percentage rate for the two-year U.S. Treasury Bill set forth in the Wall Street Journal at the Closing Date, and the term "Annualization Factor" means a fraction, the numerator of which is the number of days between the Closing Date and the Redemption Date and the denominator of which is 365.

                  (b) Upon the mailing of the notice pursuant to section 3(a) of this Certificate of Designation and after the Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Redemption Price and subject to the provisions of this Certificate of Designation) such shares shall no longer be deemed to be outstanding, and all rights of the Holders thereof as shareholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease.

                  4.       Conversion

                  At any time after the second anniversary of the Closing Date, the Holders of the Series B Preferred Stock shall have the option to convert all (but not fewer than all) of such shares into shares of Common Stock of the Corporation, pursuant to the following terms and conditions:

                           (a)      The  shares  of  Series B  Preferred  Stock
shall be convertible into that number of shares of the Corporation's Common Stock equal to (x) 10,000,000, divided by (y) the "Conversion Price," which is the product of (i) 1.4 and (ii) $_______________ which amount equals the average closing asking price per share of SFNB's common stock (or the Corporation's Common Stock if SFNB is then dissolved, or a combination of both), as quoted on the Nasdaq Stock Market National Market Tier, for each of the 10 trading days preceding the business day immediately before the Closing Date under the Agreement.

                             (b)    The option to convert  shares of the Series
B Preferred Stock into shares of Common Stock of the Corporation shall be exercisable by delivering the certificate or certificates for the shares to be converted, properly endorsed to the Corporation or in blank, along with a written notice of its intention to convert such shares, to the Secretary of the Corporation at the home office of the Corporation. The conversion of the shares of Series B Preferred Stock shall be effective as of the date on which the Corporation receives such both certificate or certificates and such notice of conversion.

                             (c)    All shares of Common  Stock issued upon the
conversion of any shares of Series B Preferred Stock shall be fully paid and non-assessable.

                             (d)    The number of shares of Common Stock of the
Corporation into which the shares of Series B Preferred Stock can be converted shall be subject to adjustment from time to time as follows:

                                    (i)     If, at any time after the  issuance
of any shares of Series B Preferred Stock, the Corporation pays or makes a dividend or other distribution on any class of capital stock of the Corporation in Common Stock of the Corporation, then the number of shares of Common Stock into which each share of Series B Preferred Stock may be converted shall be increased by multiplying such number by a fraction, the denominator of which is the number of shares of such Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator of which is the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such distribution.

                                    (ii)    If, at any time after the  issuance
of any shares of Series B Preferred Stock, the outstanding shares of Common Stock of the Corporation are subdivided into a greater number of such shares, then the number of shares of Common Stock into which each share of Series B Preferred Stock may be converted shall be proportionately increased, and, conversely, if, at any time after the issuance of any shares of Series B Preferred Stock, the outstanding shares of Common Stock of the Corporation are combined into a smaller number of such shares, then the number of shares of Common Stock into which each share of Series B Preferred Stock may be converted shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                                    (iii)   The reclassification (including any
reclassification upon a merger in which the Corporation is the continuing corporation) of the Common Stock of the Corporation into securities, including other than shares of such Common Stock, shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of the Common Stock of the Corporation outstanding immediately prior to such reclassification into the number of shares of such Common Stock outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be the day upon which such subdivision or combination becomes effective, within the meaning of subparagraph (ii) above.

                  5.       Liquidation

                  In the event of the liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the Holders of the shares of Series B Preferred Stock shall be entitled to share ratably, without distinction as to class, in all of the assets of the Corporation available for distribution to shareholders.

                  6.       Reservation of Common Stock

                  So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall maintain a sufficient number of authorized but unissued shares of Common Stock to provide for the conversion of all outstanding shares of Series B Preferred Stock into shares of Common Stock.

                  IN WITNESS WHEREOF, SECURITY FIRST TECHNOLOGIES CORPORATION has caused this Certificate of Designation to be made under the seal of the Corporation and signed by _________________, its

President, and attested by _____________, its Secretary, this ____ day of ________, 1998.

                                   SECURITY FIRST TECHNOLOGIES CORPORATION


                                    By:_________________________________________
                                            President

[SEAL]

Attest:

_________________________
Secretary